UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Earliest Event Reported: June 9, 2005

Date of Report: June 15, 2005

Ferrellgas Partners, L.P.

Ferrellgas Partners Finance Corp.

Ferrellgas, L.P.

Ferrellgas Finance Corp.

(Exact name of registrants as specified in their charters)

Delaware Delaware Delaware Delaware	001-11331 333-06693 000-50182 000-50183	43-1698480 43-1742520 43-1698481 14-1866671
(States or other jurisdictions of incorporation or organization)	Commission file numbers	(I.R.S. Employer Identification Nos.)

7500 College Blvd., Suite 1000, Overland Park, KS 66210

(Address of principal executive offices) (Zip Code)

Registrants’ telephone number, including area code: (913) 661-1500

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

ITEM 8.01. OTHER EVENTS

Underwritten Public Offering of Common Units

Ferrellgas Partners, L.P. announced today the closing of an underwritten public offering of 1,950,000 common units. The underwritten offering was made pursuant to an effective registration statement on Form S-3 previously filed with the Securities and Exchange Commission. Ferrell Companies, Inc., the parent company of the general partner of Ferrellgas Partners, purchased 385,000 common units in the offering and is now the beneficial holder of 18,435,773 common units. In addition, Malcolm McQuilkin, the general partner’s President of Direct Imports, purchased 96,946 common units in the offering.

Ferrellgas Partners received approximately $39.6 million from the sale of its common units, after deducting underwriting discounts and commissions and offering expenses and including the related capital contribution paid to Ferrellgas Partners by its general partner. Ferrellgas Partners intends to use these funds to reduce borrowings outstanding under the bank credit facility of its operating partnership, Ferrellgas, L.P.

Pursuant to the underwriting agreement related to this offering, Ferrellgas Partners granted an option to Lehman Brothers Inc. to purchase an additional 292,500 common units to cover any over-allotments. The underwriter must exercise this option to purchase additional units, in full or in part, within 30 days. The underwriting agreement related to the offering is filed as Exhibit 1.1 to this Current Report.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(a)	Financial statements of businesses acquired

Not applicable

(b)	Pro forma financial information

Not applicable

(c)	Exhibits

The exhibits listed in the Index to Exhibits are filed as part of this Current Report on Form 8-K.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

FERRELLGAS PARTNERS, L.P. By: Ferrellgas, Inc., its general partner
Date: June 15, 2005	By: /s/ Kevin T. Kelly
Kevin T. Kelly Senior Vice President and Chief Financial Officer
FERRELLGAS PARTNERS FINANCE CORP.
Date: June 15, 2005	By: /s/ Kevin T. Kelly
Kevin T. Kelly Senior Vice President and Chief Financial Officer
FERRELLGAS, L.P. By: Ferrellgas, Inc., its general Partner
Date: June 15, 2005	By: /s/ Kevin T. Kelly
Kevin T. Kelly Senior Vice President and Chief Financial Officer
FERRELLGAS FINANCE CORP.
Date: June 15, 2005	By: /s/ Kevin T. Kelly
Kevin T. Kelly Senior Vice President and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description of Exhibit
1.1	Underwriting Agreement dated June 9, 2005 among Ferrellgas Partners, L.P., Ferrellgas, L.P., Ferrellgas, Inc. and the underwriter named therein.

5.1

Legal opinion of Mayer, Brown, Rowe & Maw LLP dated June 15, 2005 as to the legality of the common units issued by Ferrellgas Partners, L.P. pursuant to the Underwriting Agreement referenced in Exhibit 1.1 herewith.

8.1	Legal opinion of Mayer, Brown, Rowe & Maw LLP dated June 15, 2005 as to tax matters.

23.1	Consent of Mayer, Brown, Rowe & Maw LLP (contained in Exhibits 5.1 and 8.1 herewith).